Exhibit 21.1
LIST OF SUBSIDIARIES
801-GALLERY ASSOCIATES, L.P., a Pennsylvania limited partnership
801-GALLERY C-3 ASSOCIATES, L.P., a Delaware limited partnership
801-GALLERY GP, LLC, a Pennsylvania limited liability company
801 MARKET VENTURE GP LLC, a Delaware limited liability company
AM TYSONS LLC, a Delaware limited liability company
BILTMORE SHOPPING CENTER PARTNERS LLC, an Arizona limited liability company
BROOKLYN KINGS PLAZA LLC, a Delaware limited liability company
CAM-CARSON LLC, a Delaware limited liability company
COOLIDGE HOLDING LLC, an Arizona limited liability company
CORTE MADERA VILLAGE, LLC, a Delaware limited liability company
COUNTRY CLUB PLAZA KC PARTNERS LLC, a Delaware limited liability company
DANBURY MALL, LLC, a Delaware limited liability company
DESERT SKY MALL LLC, a Delaware limited liability company
EAST MESA MALL, L.L.C., a Delaware limited liability company
FASHION OUTLETS II LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO EXPANSION LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO LLC, a Delaware limited liability company
FIFTH WALL VENTURES, L.P., a Delaware limited partnership
FIFTH WALL VENTURES II, L.P., a Cayman Islands limited partnership
FIFTH WALL VENTURES RETAIL FUND, L.P., a Delaware limited partnership
FOC ADJACENT LLC, a Delaware limited liability company
FREE RACE MALL REST., L.P., a New Jersey limited partnership
FREEHOLD CHANDLER HOLDINGS LP, a Delaware limited partnership
GOODYEAR PERIPHERAL LLC, an Arizona limited liability company
GREEN ACRES ADJACENT LLC, a Delaware limited liability company
HPP-MAC WSP, LLC, a Delaware limited liability company
KIERLAND COMMONS INVESTMENT LLC, a Delaware limited liability company
KINGS PLAZA ENERGY LLC, a Delaware limited liability company
KINGS PLAZA GROUND LEASE LLC, a Delaware limited liability company
MACERICH ARIZONA MANAGEMENT LLC, a Delaware limited liability company
MACERICH ARIZONA PARTNERS LLC, an Arizona limited liability company
MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a Delaware limited partnership

MACERICH FARGO ASSOCIATES, a California general partnership
MACERICH DEPTFORD ADJACENT LLC, a Delaware limited liability company
MACERICH FRESNO ADJACENT LP, a Delaware limited partnership
MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership
MACERICH HHF BROADWAY PLAZA LLC, a Delaware limited liability company
MACERICH HHF CENTERS LLC, a Delaware limited liability company
MACERICH HOLDINGS LLC, a Delaware limited liability company
MACERICH INLAND LP, a Delaware limited partnership
MACERICH INVESTMENTS LLC, a Delaware limited liability company
MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH LA CUMBRE 9.45 AC LLC, a Delaware limited liability company
MACERICH LA CUMBRE GP LLC, a Delaware limited liability company
MACERICH LA CUMBRE LP, a Delaware limited partnership
MACERICH MANAGEMENT COMPANY, a California corporation
MACERICH NB FREEHOLD LLC, a Delaware limited liability company
MACERICH NIAGARA LLC, a Delaware limited liability company
MACERICH NORTH PARK MALL LLC, a Delaware limited liability company
MACERICH OAKS LP, a Delaware limited partnership
MACERICH PARTNERS OF COLORADO LLC, a Colorado limited liability company
MACERICH PPR CORP., a Maryland corporation
MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
MACERICH SMP LP, a Delaware limited partnership
MACERICH SOUTH PARK MALL LLC, a Delaware limited liability company
MACERICH SOUTHRIDGE MALL LLC, a Delaware limited liability company
MACERICH STONEWOOD, LLC, a Delaware limited liability company
MACERICH STONEWOOD CORP., a Delaware corporation
MACERICH TYSONS LLC, a Delaware limited liability company
MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY LP, a Delaware limited partnership
MACERICH VINTAGE FAIRE ADJACENT LLC, a Delaware limited liability company
MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a Delaware limited partnership
MACJ, LLC, a Delaware limited liability company
MACPT LLC, a Delaware limited liability company
MACW FREEHOLD, LLC, a Delaware limited liability company

MACWH, LP, a Delaware limited partnership
MACW MALL MANAGEMENT, INC., a New York corporation
MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company
MACW TYSONS, LLC, a Delaware limited liability company
MP PS LLC, a Delaware limited liability company
MS DANBURY LLC, a Delaware limited liability company
MS PORTFOLIO LLC, a Delaware limited liability company
MVRC HOLDING LLC, a Delaware limited liability company
NEW RIVER ASSOCIATES LLC, a Delaware limited liability company
ONE SCOTTSDALE INVESTORS LLC, a Delaware limited liability company
PACIFIC PREMIER RETAIL LLC, a Delaware limited liability company
PM GALLERY LP, a Delaware limited partnership
PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company
PV LAND SPE, LLC, a Delaware limited liability company
PV LAND II SPE, LLC, a Delaware limited liability company
PV RESIDENTIAL I SPE, LLC, a Delaware limited liability company
PV RETAIL I SPE, LLC, a Delaware limited liability company
PV RETAIL II SPE, LLC, a Delaware limited liability company
QUEENS CENTER REIT LLC, a Delaware limited liability company
QUEENS CENTER SPE LLC, a Delaware limited liability company
SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership
SM EASTLAND MALL, LLC, a Delaware limited liability company
SM VALLEY MALL, LLC, a Delaware limited liability company
THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership
THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership
THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership
TM TRS HOLDING COMPANY LLC, a Delaware limited liability company
TYSONS CORNER LLC, a Virginia limited liability company
TYSONS CORNER HOTEL I LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS II LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY LLC, a Virginia limited liability company
VALLEY STREAM GREEN ACRES LLC, a Delaware limited liability company
WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company
WESTCOR/PARADISE RIDGE, L.L.C., an Arizona limited liability company

WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
WESTCOR SANTAN ADJACENT LLC, a Delaware limited liability company
WESTCOR SANTAN VILLAGE LLC, a Delaware limited liability company
WESTCOR SURPRISE RSC LLC, an Arizona limited liability company
WESTCOR SURPRISE RSC II LLC, an Arizona limited liability company
WESTCOR SURPRISE WCW LLC, an Arizona limited liability company
WESTCOR/SURPRISE LLC, an Arizona limited liability company
WILTON MALL, LLC, a Delaware limited liability company
WMAP, L.L.C., a Delaware limited liability company